EXHIBIT 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Richard A. Spohn, Vice President, Chief Financial Officer and Chief Accounting Officer (principal financial officer) of NTL Europe, Inc., a Delaware corporation (the “Registrant”), certify that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2003 of the Registrant (the “Report”):

(1)        The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ RICHARD A. SPOHN
Name: Richard A. Spohn
Date: September 17, 2003